SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2003

Structured Products Corp.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-89080 (Commission File Number)	13-3692801 (I.R.S. Employer Identification No.)

390 Greenwich Street, New York, New York	10013

(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number including area code (212) 723-9654

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits.

Exhibit 5.1 to Form S-3	Description Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 21, 2003

By: /s/Matthew R. Mayers Name: Matthew R. Mayers Title: Authorized Signatory

EXHIBIT INDEX

Description Opinion of Orrick, Herrington & Sutcliffe LLP with E respect to legality in connection with Corts Trust IV For Aon Capital A	Paper (P) or Electronic (E) E

February 21, 2003

Salomon Smith Barney Inc.
390 Greenwich Street
New York, New York 10013

Structured Products Corp.
388 Greenwich Street
New York, New York 10013

Re:	2,437,600 8.00% Corporate-Backed Trust Securities (CorTS®) Class A Certificates

Ladies and Gentlemen:

        We have acted as counsel to Salomon Smith Barney Inc. (“SSB”), Prudential Securities Incorporated (“PSI”), RBC Dain Rauscher Incorporated (“RBC”) and Structured Products Corp. (the “Depositor”), and are rendering this opinion in connection with the offer and sale by the Depositor to SSB, PSI and RBC (collectively, the “Underwriters”) of 2,437,600 8.00% CorTS® Class A Certificates (the “Class A Certificates”), issued by CorTS® Trust IV For Aon Capital A (the “Trust”) pursuant to the CorTS® Supplement 2003-1, dated as of February 21, 2003 (the “Supplement”), to the Base Trust Agreement, dated as of December 15, 2000 (the “Agreement,” and together with the Supplement, the “Trust Agreement”), each between the Depositor and U.S. Bank Trust National Association (the “Trustee”). The Trust also is issuing Class B Certificates (the “Class B Certificates,” and together with the Class A Certificates, the “Certificates”) in a notional amount of $61,690,000 and call warrants relating to $61,690,000 principal amount of Term Assets (the “Call Warrants”). Capitalized terms used herein that are not otherwise defined herein shall have the meanings assigned to such terms in the Trust Agreement.

        The Certificates will evidence the entire undivided interest in the Trust, the property of which will consist principally of $61,690,000 aggregate principal amount of 8.205% Capital Securities (the “Term Assets”) issued by Aon Capital A (the “Term Assets Issuer”), having the characteristics described in a prospectus dated March 28, 1997 (the “Term Assets Prospectus”). The Certificates are included in a Registration Statement on Form S-3 (Registration No. 333-89080) filed by the Depositor with the Securities and Exchange Commission (the “Commission”), under the Securities Act of 1933, as amended (the “Act”) as declared effective on July 25, 2002 (the “Registration Statement”), and were offered by the prospectus dated December 19, 2002 (the “Base Prospectus”) and the prospectus supplement (the “Prospectus Supplement”) dated February 13, 2003 (the Base Prospectus and the Prospectus Supplement being hereinafter referred to as the “Prospectus”).

        In rendering the opinions expressed below, we have examined (i) the Trust Agreement; (ii) the Registration Statement; (iii) the Prospectus; (iv) the articles of incorporation and by-laws of the Depositor; (v) a good standing certificate issued by the State of Delaware with respect to the Depositor; (vi) certain resolutions adopted by the Board of Directors of the Depositor; (vii) an Action of Authorized Finance Officer; (viii) the Certificates; (ix) the Call Warrants; and (x) the Underwriting Agreement, dated as of February 21, 2003 (the “Underwriting Agreement”), by and between SSB, as an underwriter and as representative of the several underwriters named therein, and the Depositor. In addition, we have examined originals (or copies certified or otherwise identified to our satisfaction) of such other instruments, certificates, records and documents as we have deemed necessary or appropriate for the purpose of rendering this opinion.

        Based upon the foregoing, and having regard to legal considerations which we deem relevant, subject to the assumptions, qualifications and limitations set forth herein, we are of the opinion that:

        The Trust Agreement creates a valid trust under the laws of the State of New York. Assuming that the Certificates and the Call Warrants have been duly executed in accordance with the Trust Agreement, when such Certificates and Call Warrants have been delivered and paid for as contemplated by the Prospectus and the Trust Agreement, as applicable, the Certificates and the Call Warrants will be validly issued and outstanding and will be entitled to the benefits afforded by the Trust Agreement.

        With your permission we have assumed the following: (a) the authenticity of original documents and genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as copies; (c) the truth, accuracy and completeness of the information, representations and warranties made in conference or contained in the records, documents, instruments and certificates we have reviewed; (d) except as expressly covered in the opinions set forth above, the corporate power and authority of the respective parties to the Trust Agreement to enter into and perform all of their obligations thereunder; (e) except as expressly covered in the opinions set forth above, the due authorization, execution and delivery of the Trust Agreement on behalf of the respective parties thereto and the legal, valid, and binding effect thereof and enforceability against the respective parties thereto; (f) the Trustee has complied with all material provisions of the Trust Agreement; and (g) the absence of any evidence extrinsic to the provisions of the written agreements between the parties that the parties intended a meaning contrary to that expressed by those provisions.

        Whenever a statement herein is qualified by the phrases “to our knowledge” or “come to our attention,” it is intended to indicate that, during the course of our representation of the Underwriters and the Depositor, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys currently in this firm who have rendered legal services in connection with this opinion letter. However, we have not undertaken any independent investigation to determine the accuracy of any such statement,

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and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation; no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Underwriters and the Depositor.

        Our opinion that any document is legal, valid, binding or enforceable in accordance with its terms is qualified as to:

        (i)        limitations imposed by bankruptcy, insolvency, reorganization, receivership, conservatorship, liquidation, arrangement, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally;

        (ii)       general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law;

        (iii)        the unenforceability under certain circumstances of provisions imposing penalties, forfeiture, late payment charges, or an increase in interest rate upon delinquency in payment or the occurrence of any event of default; and

        (iv)       rights to indemnification or contribution which may be limited by applicable law and equitable principles or otherwise unenforceable as against public policy.

        In addition, we express no opinion as to whether a federal court of the United States of America or a state court outside the State of New York would give effect to the choice of New York law provided for in the Trust Agreement, the Certificates and the Call Warrants.

        We express no opinions as to matters of law other than the law of the State of New York, the Delaware General Corporation Law and the federal law of the United States of America

Very truly yours, ORRICK, HERRINGTON & SUTCLIFFE LLP